Exhibit 99.1

CTO REALTY GROWTH, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On June 23, 2021, CTO Realty Growth, Inc. (the “Company” or “CTO”) completed the acquisition of a mixed-use center in the Dallas-Fort Worth, Texas Metropolitan Area (the “Property” or “The Shops at Legacy”) from an affiliate of an investment management company (the “Seller”) for a purchase price of $72.5 million. There is no material relationship between the Company or any director or officer of the Company, or any associate of any director or officer of the Company, and the Seller, other than with respect of the Company’s acquisition of the Property. The acquisition was funded using (a) available cash, (b) 1031 like-kind exchange proceeds generated from certain of the Company’s previously completed property dispositions, (c) proceeds from the Company’s partial exercise of its accordion option on its existing term loan, and (d) the Company’s revolving credit facility, and was structured as a reverse like-kind exchange in order to account for possible future dispositions of income properties by the Company.

The following unaudited pro forma consolidated balance sheet as of March 31, 2021, unaudited pro forma consolidated statement of operations for the three months ended March 31, 2021, and unaudited pro forma consolidated statement of operations for the year ended December 31, 2020 (collectively, the “Unaudited Pro Forma Financials”) give effect to the acquisition of The Shops at Legacy. The adjustments in the Unaudited Pro Forma Financials are referred to herein as the “2021 Acquisition Transaction Accounting Adjustments.”

2021 Acquisition Transaction Accounting Adjustments

The Unaudited Pro Forma Financials present the effects of the acquisition of The Shops at Legacy as though it had occurred on January 1, 2020, the beginning of the earliest applicable reporting period.

Unaudited Pro Forma Financials

The Unaudited Pro Forma Financials are based on the estimates and assumptions as of the date of this Current Report on Form 8-K set forth in the notes to the Unaudited Pro Forma Financials, which are preliminary and have been made solely for the purpose of developing such pro forma information. The Unaudited Pro Forma Financials are not necessarily indicative of the financial position or operating results that would have been achieved had the acquisition of The Shops at Legacy occurred on the dates indicated, nor are they necessarily indicative of the Company’s future financial position or operating results. Assumptions underlying the adjustments to the Unaudited Pro Forma Financials are described in the accompanying notes, which should be read in conjunction with the Unaudited Pro Forma Financials.

CTO REALTY GROWTH, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2021

(In thousands, except share and per share data)

	Historical	2021 Acquisition Transaction Accounting Adjustments	Notes	Pro Forma
ASSETS
Real Estate:
Land, at cost	$179,923	$21,993	[A]	$201,916
Building and Improvements, at cost	317,870	27,040	[A]	344,910
Other Furnishings and Equipment, at cost	679	—		679
Construction in Process, at cost	551	—		551
Total Real Estate, at cost	499,023	49,033		548,056
Less, Accumulated Depreciation	(33,319)	—		(33,319)
Real Estate—Net	465,704	49,033		514,737
Land and Development Costs	7,074	—		7,074
Intangible Lease Assets—Net	53,215	23,648	[A]	76,863
Assets Held for Sale	4,505	—		4,505
Investment in Joint Ventures	48,686	—		48,686
Investment in Alpine Income Property Trust, Inc.	35,408	—		35,408
Mitigation Credits	2,622	—		2,622
Commercial Loan and Master Lease Investments	38,417	—		38,417
Cash and Cash Equivalents	4,691	—		4,691
Restricted Cash	609	—		609
Refundable Income Taxes	277	—		277
Other Assets	12,227	—		12,227
Total Assets	$673,435	$72,681		$746,116
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Accounts Payable	$739	$—		$739
Accrued and Other Liabilities	7,042	2,985	[B]	10,027
Deferred Revenue	3,463	975	[B]	4,438
Intangible Lease Liabilities—Net	23,396	38	[A]	23,434
Liabilities Held for Sale	831	—		831
Income Taxes Payable	—	—		—
Deferred Income Taxes—Net	3,343	—		3,343
Long-Term Debt	280,248	68,683	[B]	348,931
Total Liabilities	319,062	72,681		391,743

CTO REALTY GROWTH, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2021 (Continued)

(In thousands, except share and per share data)

Stockholders’ Equity:
Preferred Stock – 100,000,000 shares authorized; $0.01 par value, no shares issued or outstanding at March 31, 2021	—	—	—
Common Stock – 500,000,000 shares authorized; $0.01 par value, 5,957,079 shares issued and outstanding at March 31, 2021	60	—	60
Additional Paid-In Capital	13,341	—	13,341
Retained Earnings	341,645	—	341,645
Accumulated Other Comprehensive Loss	(673)	—	(673)
Total Stockholders’ Equity	354,373	—	354,373
Total Liabilities and Stockholders’ Equity	$673,435	$72,681	$746,116

See accompanying notes to unaudited pro forma consolidated financial statements.

CTO REALTY GROWTH, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2021

(In thousands, except share and per share data)

	Historical	2021 Acquisition Transaction Accounting Adjustments	Notes	Pro Forma
Revenues
Income Properties	$11,449	$1,944	[A]	$13,393
Management Fee Income	669	—		669
Interest Income from Commercial Loan and Master Lease Investments	701	—		701
Real Estate Operations	1,893	—		1,893
Total Revenues	14,712	1,944		16,656
Direct Cost of Revenues
Income Properties	(2,917)	(894)	[A]	(3,811)
Real Estate Operations	(82)	—		(82)
Total Direct Cost of Revenues	(2,999)	(894)		(3,893)
General and Administrative Expenses	(3,132)	—		(3,132)
Impairment Charges	—	—		—
Depreciation and Amortization	(4,830)	(962)	[B]	(5,792)
Total Operating Expenses	(10,961)	(1,856)		(12,817)
Gain on Disposition of Assets	708	—		708
Gain on Extinguishment of Debt	—	—		—
Other Gains and Income	708	—		708
Total Operating Income	4,459	88		4,547
Investment and Other Income (Loss)	5,332	—		5,332
Interest Expense	(2,444)	(276)	[C]	(2,720)
Income (Loss) Before Income Tax Expense	7,347	(188)		7,159
Income Tax Benefit	438	—		438
Net Income (Loss)	$7,785	$(188)		$7,597

Per Share Information:
Basic Net Income (Loss) per Share	$1.32	$(0.03)		$1.29
Diluted Net Income (Loss) per Share	$1.32	$(0.03)		$1.29

Weighted Average Number of Common Shares:
Basic	5,879,085	5,879,085		5,879,085
Diluted	5,879,085	5,879,085		5,879,085

See accompanying notes to unaudited pro forma consolidated financial statements.

CTO REALTY GROWTH, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2020

(In thousands, except share and per share data)

	Historical	2021 Acquisition Transaction Accounting Adjustments	Notes	Pro Forma
Revenues
Income Properties	$49,953	$7,864	[A]	$57,817
Management Fee Income	2,744	—		2,744
Interest Income from Commercial Loan and Master Lease Investments	3,034	—		3,034
Real Estate Operations	650	—		650
Total Revenues	56,381	7,864		64,245
Direct Cost of Revenues
Income Properties	(11,988)	(3,764)	[A]	(15,752)
Real Estate Operations	(3,223)	—		(3,223)
Total Direct Cost of Revenues	(15,211)	(3,764)		(18,975)
General and Administrative Expenses	(11,567)	—		(11,567)
Impairment Charges	(9,147)	—		(9,147)
Depreciation and Amortization	(19,063)	(3,851)	[B]	(22,914)
Total Operating Expenses	(54,988)	(7,615)		(62,603)
Gain on Disposition of Assets	9,746	—		9,746
Gain on Extinguishment of Debt	1,141	—		1,141
Other Gains and Income	10,887	—		10,887
Total Operating Income	12,280	249		12,529
Investment and Other Income (Loss)	(6,432)	—		(6,432)
Interest Expense	(10,838)	(1,106)	[C]	(11,944)
Income (Loss) Before Income Tax Expense	(4,990)	(857)		(5,847)
Income Tax Benefit	83,499	—		83,499
Net Income	$78,509	$(857)		$77,652

Per Share Information:
Basic Net Income per Share	$16.69	$(0.18)		$16.50
Diluted Net Income per Share	$16.69	$(0.18)		$16.50

Weighted Average Number of Common Shares:
Basic	4,704,877	4,704,877		4,704,877
Diluted	4,704,877	4,704,877		4,704,877

See accompanying notes to unaudited pro forma consolidated financial statements.

CTO REALTY GROWTH, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. BASIS OF PRESENTATION

The unaudited pro forma consolidated balance sheet as of March 31, 2021, unaudited pro forma consolidated statement of operations for the three months ended March 31, 2021, and unaudited pro forma consolidated statement of operations for the year ended December 31, 2020 present the effects of the acquisition of The Shops at Legacy as though it had occurred on January 1, 2020, the beginning of the earliest applicable reporting period.

The acquisition of The Shops at Legacy was funded using (a) available cash, (b) 1031 like-kind exchange proceeds generated from certain of the Company’s previously completed property dispositions, (c) proceeds from the Company’s partial exercise of its accordion option on its existing term loan, and (d) the Company’s revolving credit facility, and was structured as a reverse like-kind exchange in order to account for possible future dispositions of income properties by the Company.

Unaudited Pro Forma Financials. The Unaudited Pro Forma Financials are based on the estimates and assumptions as of the date of this Current Report on Form 8-K set forth in the notes to the Unaudited Pro Forma Financials, which are preliminary and have been made solely for the purpose of developing such pro forma information. The Unaudited Pro Forma Financials are not necessarily indicative of the financial position or operating results that would have been achieved had the acquisition of the Property occurred on the dates indicated, nor are they necessarily indicative of the Company’s future financial position or operating results. Assumptions underlying the adjustments to the Unaudited Pro Forma Financials are described in the accompanying notes, which should be read in conjunction with the Unaudited Pro Forma Financials.

NOTE 2. PRO FORMA ADJUSTMENTS

Pro Forma Consolidated Balance Sheet as of March 31, 2021

[A] Represents recording the fair value of the real estate acquired related to The Shops at Legacy acquisition which are allocated to the acquired tangible assets, consisting of land, building and improvements, and identified intangible lease assets and liabilities, consisting of the value of above-market and below-market leases, the value of in-place leases, and the value of leasing costs. The fair value allocation was provided by a third-party valuation company.

The following represents the allocation of total acquisition costs for The Shops at Legacy (in thousands):

Allocation of Purchase Price:
Land, at Cost	$21,993
Building and Improvements, at Cost	27,040
Intangible Lease Assets	23,648
Intangible Lease Liabilities	(38)
Total Acquisition Cost - Purchase Price plus Acquisition Costs	$72,643

[B] Represents the draw on the Company’s revolving credit facility of $68.7 million to acquire The Shops at Legacy. The Company’s recent dispositions which generated 1031 like-kind exchange proceeds occurred subsequent to March 31, 2021 and therefore were not given effect to in the Unaudited Pro Forma Financials. The actual closing was funded utilizing available cash, $12.2 million from like-kind exchange proceeds from the Company’s recent dispositions, proceeds from the Company’s partial exercise of its accordion option on its existing term loan, and a draw on the Company’s revolving credit facility. The acquisition is summarized as follows: purchase price of $72.5 million plus closing costs of $0.1 million, of which the total acquisition cost of approximately $72.6 million was recorded in accordance with the fair value allocation provided by a third-party valuation company, less tenant improvement and leasing commission credits of $3.0 million received at closing, reflected as an increase in Accrued and Other Liabilities and rent credits of $0.9 million, reflected as an increase in Deferred Revenue.

Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 2021

[A] Represents aggregate adjustments to income property revenues totaling $1.9 million, based on the calculation of rent on a straight-line basis utilizing the existing lease terms, and related direct costs of income property revenues totaling $0.9 million for the three months ended March 31, 2021. The Company recognizes rental revenue from operating leases on a straight-line basis over the life of the related leases. The pro forma adjustment reflects the estimated incremental straight-line rental income to be recognized over the remaining life of the leases in The Shops at Legacy as of the acquisition date as though it had occurred on January 1, 2020, as compared to the straight-line rental income that had been recorded in the Historical Summary of Revenues and Direct Costs of Revenues of The Shops at Legacy for the relevant periods.

[B] Record depreciation and amortization of real estate acquired related to The Shops at Legacy which totaled $1.0 million for the three months ended March 31, 2021 based on the estimated remaining economic useful life for tangible assets and the weighted average remaining lease term for the related intangible assets and intangible liabilities. Capitalized above-and below-market lease values are amortized as a decrease or increase, respectively, to income property revenues which totaled $0.2 million for the three months ended March 31, 2021 and is included in the $1.9 million increase referred to in Note [A] above.

[C] Represents additional interest expense of $0.3 million related to the draw on the Company’s revolving credit facility totaling $68.7 million in connection with the acquisition of The Shops at Legacy. The Company’s recent dispositions which generated 1031 like-kind exchange proceeds occurred subsequent to March 31, 2021 and therefore were not given effect to in the Unaudited Pro Forma Financials. The actual closing was funded utilizing available cash, $12.2 million from like-kind exchange proceeds from the Company’s recent dispositions, proceeds from the Company’s partial exercise of its accordion option on its existing term loan, and a draw on the Company’s revolving credit facility.

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2020

[A] Represents aggregate adjustments to income property revenues totaling $7.9 million, based on the calculation of rent on a straight-line basis utilizing the existing lease terms, and related direct costs of income property revenues totaling $3.8 million for the year ended December 31, 2020. The pro forma adjustment reflects the estimated incremental straight-line rental income to be recognized over the remaining life of the leases in The Shops at Legacy as of the acquisition date as though it had occurred on January 1, 2020, as compared to the straight-line rental income that had been recorded in the Historical Summary of Revenues and Direct Costs of Revenues of The Shops at Legacy for the relevant periods.

[B] Record depreciation and amortization of real estate acquired related to The Shops at Legacy which totaled $3.9 million for the year ended December 31, 2020 based on the estimated remaining economic useful life for tangible assets and the weighted average remaining lease term for the related intangible assets and intangible liabilities. Capitalized above-and below-market lease values are amortized as a decrease or increase, respectively, to income property revenues which totaled $0.8 million for the year ended December 31, 2020 and is included in the $7.9 million increase referred to in Note [A] above.

[C] Represents additional interest expense of $1.1 million related to the draw on the Company’s revolving credit facility totaling $68.7 million in connection with the acquisition of The Shops at Legacy. The Company’s recent dispositions which generated 1031 like-kind exchange proceeds occurred subsequent to March 31, 2021 and therefore were not given effect to in the Unaudited Pro Forma Financials. The actual closing was funded utilizing available cash, $12.2 million from like-kind exchange proceeds from the Company’s recent dispositions, proceeds from the Company’s partial exercise of its accordion option on its existing term loan, and a draw on the Company’s revolving credit facility.